ALLIANCE CAPITAL [LOGO] (R)


This is filed pursuant to 497(e).
File Nos. 333-18505 and 811-9160


                             THE ALLIANCE BOND FUNDS
                            Alliance High Yield Fund
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Supplement dated September 4, 2002 to the Prospectus dated March 1, 2002 of The
Alliance Bond Funds that offers the Class A, B, and C shares of the Alliance High Yield Fund (the "Fund") and the Prospectus dated November 1, 2001 that offers the Advisor Class shares of the Fund. This Supplement supersedes certain information under the heading "Management of the Funds-Portfolio Managers" and "Management of the Fund - Officers", respectively, in the Prospectuses.

     Michael A. Snyder has assumed sole responsibility for the day-to-day management of the Fund's portfolio. Gregory R. Dube no longer shares responsibility for the management of the portfolio with Mr. Snyder.

You should retain this Supplement with your prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L. P.




00250.0157 #343893